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                                                                 EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 16, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-3536, 33-16749, 33-44702, 33-53349, 33-53351 and 33-53355 on Form S-8.



                                              ARTHUR ANDERSEN LLP





San Jose, California
August 13, 1997